Securities Act Registration No. 333-______ Investment Company Act Reg. No. 811-_____

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No. _____	[ ]
Post-Effective Amendment No. _____ and/or	[ ]
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. _____	[ ]
(Check appropriate box or boxes.)

INTREPID CAPITAL MANAGEMENT FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

3652 South Third Street, Suite 200, Jacksonville Beach, Florida	32250
(Address of Principal Executive Offices)	(Zip Code)

(904) 246-3433
(Registrant's Telephone Number, including Area Code)

Mark F. Travis Intrepid Capital Management, Inc. 3652 South Third Street, Suite 200 Jacksonville Beach, Florida 32250	Copy to: Richard L. Teigen Foley & Lardner 777 East Wisconsin Avenue Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

P R O S P E C T U S
October __, 2004

INTREPID CAPITAL FUND

Intrepid Capital Management Funds Trust 3652 South Third Street Suite 200 Jacksonville Beach, FL 32250	1-866-364-4ICM (Fund & Account Information) http://www._______________.com

        The Intrepid Capital Fund is a mutual fund seeking to provide long-term capital appreciation and high current income.

        Please read this Prospectus and keep it for future reference. It contains important information, including information on how the Intrepid Capital Fund invests and the services it offers to shareholders.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
Intrepid Capital Management Funds Trust 3652 South Third Street Jacksonville Beach, FL 32250
Questions Every Investor Should Ask
   Before Investing in the Fund

Fees and Expenses

Investment Objective and Principal
   Investment Strategies

Management of the Fund

The Fund's Share Price

Purchasing Shares

Redeeming Shares

Dividends, Distributions and Taxes

	Financial Highlights	2 4 4 5 7 7 12 15 16

QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE INVESTING IN THE FUND

1.	What are the Fund’s Goals?

The Intrepid Capital Fund seeks long-term capital appreciation and high current income.

2.	What are the Fund’s Principal Investment Strategies?

The Fund invests primarily in undervalued small and mid capitalization (i.e., less than $10 billion of market capitalization) common stocks and high yield securities. The Fund believes a common stock is undervalued if the market value of the outstanding common stock is less than the intrinsic value of the company issuing the common stock. Intrinsic value is the value that a knowledgeable private investor would place on the entire company. The Fund seeks to invest in internally financed companies generating cash in excess of their business needs, with predictable revenue streams, and that are in industries with high barriers to entry.

The Fund’s investments in high yield securities typically will be in securities having a duration of three to five years at the time of purchase rated B or BB (or Ba) by a nationally recognized rating agency. Duration is a measure of a debt security’s price sensitivity, taking into account a debt security’s cash flows over time, including the possibility that a debt security may be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. The Fund believes that these securities may be attractively priced relative to their risk because many institutional investors do not purchase less than investment grade debt securities.

3.	What are the Principal Risks of Investing in the Fund?

Investors in the Fund may lose money. There are risks associated with the types of securities in which the Fund invests. These risks include:

•	Market Risk: The prices of the securities in which the Fund invests may decline for a number of reasons.

•	Small-Cap Risk: Small companies often have narrower product lines and markets and more limited managerial and financial resources, and as a result may be more sensitive to changing economic conditions. Stocks of smaller companies are often more volatile and tend to have less trading volume than those of larger companies. Less trading volume may make it more difficult to sell securities of smaller companies at quoted market prices. Finally, there are periods when investing in small capitalization company stocks falls out of favor with investors and the stocks of smaller companies underperform.

•	Value Investing Risk: The Fund may be wrong in its assessment of a company’s value or the market does not recognize improving fundamentals as quickly as the Fund anticipated. In such cases, the stock may not reach the price which reflects the intrinsic value of the company. There are periods when the value investing style falls out of favor with investors and in such periods the Fund may not perform as well as other mutual funds investing in common stocks.

•	Non-Diversification Risk: The Fund is a non-diversified fund. It may invest a greater portion of its assets in the securities of one issuer than a diversified fund. The Fund may be more sensitive to economic, business, political or other changes than a diversified fund, which may result in greater fluctuation in the value of the Fund’s shares. The Fund, however, intends to meet certain tax diversification requirements.

•	Interest Rate Risk: In general, the value of bonds and other debt securities falls when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. There have been extended periods of increases in interest rates that have caused significant declines in bond prices.

•	Credit Risk: The issuers of the bonds and other debt securities held by the Fund may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security.

•	High Yield Risk: Investment in high yield securities can involve a substantial risk of loss. These securities, commonly called “junk bonds”, are rated below investment grade and are considered to be speculative with respect to the issuer’s ability to pay interest and principal. These securities are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile and these securities are generally much less liquid than investment grade debt securities. High yield securities tend to have greater interest rate risk and credit risk than investment grade securities.

Because of these risks, the Fund is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in the Fund.

4.	How has the Fund Performed?

The Fund is newly organized and therefore has no performance history as of the date of this Prospectus. The Fund’s performance (before and after taxes) will vary from year to year.

FEES AND EXPENSES

        The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load)	None
Imposed on Purchases (as a percentage of offering price)
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load)	None
Imposed on Reinvested Dividends and Distributions
Redemption Fee	2.00	% (1)
Exchange Fee	None

(1)	If you redeem shares that you have owned less than 30 days, a 2.00% fee will be deducted from the value of your redemption proceeds. This fee is payable to the Fund. Our transfer agent charges a fee of $15.00 for each wire redemption.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	1.74%

Total Annual Fund Operating Expenses	2.99	% (1)

(1)	The Adviser has agreed to reimburse the Fund to the extent necessary to ensure that Total Annual Fund Operating Expenses do not exceed 1.95% per year. The Adviser may discontinue these reimbursements at any time, but will not do so prior to September 30, 2005.

EXAMPLE

        This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

        The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a five percent return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$ 302	$ 924

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Investment Objectives

        The Fund seeks long-term capital appreciation and high current income. In order to provide a degree of flexibility, the Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Fund might not appreciate and investors could lose money.

        The Fund may, in response to adverse market, economic or other conditions, take temporary defensive positions. This means the Fund will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). The Fund will not be able to achieve its investment objective of long-term capital appreciation to the extent it invests in money market instruments since these securities earn interest but do not appreciate in value. The Fund will not be able to achieve its investment objective of high current income to the extent it invests in money market instruments since money market instruments usually have a lower yield than the high yield securities in which the Fund invests. When the Fund is not taking a temporary defensive position, it will still hold some cash and money market instruments so that it can pay expenses, satisfy redemption requests or take advantage of investment opportunities.

Principal Investment Strategies

        Common Stock Investments

        The Fund typically will hold common stocks of approximately 25 to 40 different companies. By limiting its holdings to a relatively small number of positions, the Fund will invest in only the best ideas of its investment adviser. However, this limitation may cause the performance of the Fund to be more volatile as each position is likely to have a more meaningful impact on performance than if the Fund had invested in a greater number of securities.

        The Fund does not engage in trading for short-term profits, but when the circumstances warrant, the Fund may sell securities without regard to the length of time held. The Fund typically will hold a position until either the price reaches the target valuation level or the Fund determines that the price is unlikely to reach that level. The Fund may hold stocks for several years or longer, if necessary.

        High Yield Security Investments

        The Fund will typically hold high yield securities of approximately 25-40 companies with approximately 20% to 60% of the Fund’s total assets held in such high yield securities.

        The Fund’s investments in high yield securities are a means of attempting to achieve returns that exceed those of three year treasury securities. The Fund will purchase many of its high yield security investments shortly after a credit downgrade to less than investment grade. At such times many institutional investors may be required to sell the security creating a selling demand that might result in more attractive pricing for the security. The Fund will sell a high yield security if its business outlook improves so that the Fund may redeploy its assets to a more attractive holding, or if the credit weakens, to limit capital loss.

MANAGEMENT OF THE FUND

        Intrepid Capital Management, Inc. (the "Adviser") is the investment adviser to the Fund. The Adviser's address is 3652 South Third Street, Suite 200, Jacksonville Beach, Florida 32250.

        As investment adviser, the Adviser manages the investment portfolio of the Fund. The Adviser makes the decisions as to which securities to buy and which securities to sell. All of the investment decisions by the Adviser for the Fund are made by a team of investment professionals lead by Mark Travis. Mr. Travis has been the President and founder of the Adviser since 1994. The Adviser has been conducting an investment advisory business since 1994.

Historical Performance of Investment Advisory Accounts Managed by the Adviser

        Although the Adviser has no prior experience managing the portfolio of a mutual fund, it has managed portfolios similar to the Fund. The Fund is providing composite historical performance data for the Adviser’s Balanced Accounts. The Balanced Accounts include all portfolios managed by the Adviser with objectives, strategies and policies substantially similar to those employed by the Fund. The following performance data is historical and investors should not consider this performance data as an indication of the future performance of the Fund. Investors should not rely on the historical performance data when making an investment decision.

        All returns are time-weighted total rate of return and include the reinvestment of dividends and interest. The performance data for the Balanced Accounts is net of investment advisory fees and expenses. The fees and expenses of the Balanced Accounts were less than the estimated annual expenses of the Fund. The performance of the Balanced Account would have been lower had it incurred higher fees and expenses. The Balanced Accounts were not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act and the Internal Revenue Code which, if applicable may have adversely affected its performance results.

        The performance information for the indices is based on data supplied by the Adviser or from statistical services, reports or other sources that the Adviser believes are reliable, but such data has not been audited. The performance information for the Balanced Accounts has been examined in accordance with the Level II verification procedures of the Association for Investment Research and Management.

Annual Rate of Return

Years Ended December 31,	1996	1997	1998	1999	2000	2001	2002	2003
Balanced Accounts Composite	14.49%	25.23%	10.02%	2.81%	8.91%	12.50%	(0.36%)	23.10%
S&P 500 Index(1)	22.98%	33.33%	28.59%	21.03%	(9.15%)	(11.91%)	(22.15%)	28.62%
Citigroup High-Yield Short-Term Index(2)	11.52%	11.78%	2.85%	2.68%	(4.43%)	6.06%	0.86%	29.28%
Combined Index(3)	18.41%	24.57%	18.04%	13.54%	(7.02%)	(4.74%)	(13.33%)	29.06%

(1)	The S&P 500 Index is a widely recognized unmanaged index of stock prices.
(2)	The Citigroup High-Yield Short-Term Index invests in high yield bonds ranging from one to seven years in maturity.
(3)	The Combined Index consists of an unmanaged portfolio of 60% common stocks represented by the S&P 500 Index and 40% bonds represented by the Citigroup High Yield Short-Term Index.

        Please remember that performance may not be an indication of future rate of return. Investor should consider qualitative circumstances when comparing investment returns and should only compare portfolios with generally similar investment objectives.

Distribution Fees

        The Fund has adopted a distribution plan pursuant to Rule 12b-l under the Investment Company Act. This Plan allows the Fund to use up to 0.25% of its average daily net assets to pay sales, distribution and other fees for the sale of its shares and for services provided to investors. Because these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

THE FUND’S SHARE PRICE

        The price at which investors purchase shares of the Fund and at which shareholders redeem shares of the Fund is called its net asset value. The Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on national holidays, Good Friday and weekends. The Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. The Fund values most money market instruments it holds at their amortized cost. The Fund will process purchase orders and redemption orders that it receives in good order prior to the close of regular trading on a day that the New York Stock Exchange is open at the net asset value determined later that day. It will process purchase orders and redemption orders that it receives in good order after the close of regular trading at the net asset value determined at the close of regular trading on the next day the New York Stock Exchange is open. If an investor sends a purchase order or redemption request to the Fund’s corporate address, instead of to its transfer agent, the Fund will forward it to the transfer agent and the effective date of the purchase order or redemption request will be delayed until the purchase order or redemption request is received by the transfer agent.

PURCHASING SHARES

How to Purchase Shares from the Fund

1.	Read this Prospectus carefully.

2.	Determine how much you want to invest keeping in mind the following minimums:

a.	New accounts

•	Individual Retirement Accounts	$3,000
•	with automatic investment plan	$1,000
•	All other Accounts	$10,000
•	with automatic investment plan	$7,500

b.	Existing accounts

•	Dividend reinvestment	No Minimum
•	All other investments	$100
•	With automatic investment plan	Minimum monthly draw of $100

3.	Complete the New Account Application accompanying this Prospectus, carefully following the instructions. For additional investments, complete the remittance form attached to your individual account statements. (The Fund has additional New Account Applications and remittance forms if you need them.) If you have any questions, please call 1-866-364-4ICM.

4.	Make your check payable to the Fund. All checks must be drawn on U.S. banks. The Fund will not accept payment in cash or by cashiers checks or money orders in amounts of less than $10,000. Also, to prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, travelers checks or starter checks for the purchase of shares. U.S. Bancorp Fund Services, LLC (“USBFS”), the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account for any payment check, automatic investment purchase or electronic funds transfer returned for insufficient funds. The shareholder will also be responsible for any losses suffered by the Fund as a result.

5.	Send the application and check to:

BY FIRST CLASS MAIL:

Intrepid Capital Management Funds Trust c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701

BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL:

Intrepid Capital Management Funds Trust c/o U.S. Bancorp Fund Services, LLC 3rd Floor 615 East Michigan Street Milwaukee, WI 53202-5207

         Please do not send letters by overnight delivery service or express mail to the post office box address.

Making an Initial Investment by Wire

        If you wish to open an account by wire, please contact the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC, at 1-888-364-4ICM before you wire funds to make arrangements with a telephone service representative.

Making a Subsequent Investment by Wire

        To make a subsequent investment by wire, please contact the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC, at 1-888-364-4ICM before you send your wire. This will alert the Fund to your intention and will ensure proper credit when your wire is received. Instruct your bank to wire transfer your investment to:

U.S. Bank, N.A. 777 East Wisconsin Avenue Milwaukee, WI 53202 ABA #075000022

For credit to U.S. Bancorp Fund Services, LLC Account #112-952-137

For further credit to: Intrepid Capital Fund (your name and account number)

        Please remember that U.S. Bank, N.A. must receive your wired funds prior to the close of regular trading on the New York Stock Exchange for you to receive same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or federal reserve wire system, or from incomplete wiring instructions.

Purchasing Shares From Broker-Dealers, Financial Institutions and Others

        Some broker-dealers may sell shares of the Fund. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Adviser. Some broker-dealers may purchase and redeem shares on a three day settlement basis.

        The Fund may enter into agreements with broker-dealers, financial institutions or other service providers (“Servicing Agents”) that may include the Fund as an investment alternative in the programs they offer or administer. Servicing agents may:

•	Become shareholders of record of the Fund. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agents. This also means that purchases made through Servicing Agents are not subject to the Fund’s minimum purchase requirements.

•	Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund.

•	Charge fees to their customers for the services they provide them. Also, the Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

•	Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

•	Be authorized to accept purchase orders on behalf of the Fund (and designate other Servicing Agents to accept purchase orders on the Fund’s behalf). If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Fund’s behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day’s net asset value, and all purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s net asset value.

        If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses.

Telephone Purchases

        The telephone purchase option allows investors to make subsequent investments directly from a bank checking or savings account. To establish the telephone purchase option for your account, complete the appropriate section in the New Account Application. Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. This option will become effective approximately 15 business days after the application form is received by USBFS. Purchases must be in amounts of $100 or more and may not be used for initial purchases of the Fund’s shares. To have Fund shares purchased at the net asset value determined at the close of regular trading on a given date, USBFS must receive both your purchase order and payment by Electronic Funds Transfer through the ACH system prior to the close of regular trading on such date. Most transfers are completed within one business day. Telephone purchases may be made by calling 1-866-364-4ICM.

Other Information about Purchasing Shares of the Fund

        The Fund may reject any purchase order for any reason. The Fund will not accept initial purchase orders made by telephone unless they are from a Servicing Agent which has an agreement with the Fund.

        The Fund will not issue certificates evidencing shares, although it will send investors a written confirmation for all purchases of shares.

        The Fund offers an automatic investment plan allowing shareholders to make purchases of shares on a regular and convenient basis. The Fund also offers the following retirement plans:

•	Traditional IRA

•	Roth IRA

•	SEP-IRA

        Investors can obtain further information about the automatic investment plan and the IRAs by calling the Fund at 1-866-364-4ICM. The Fund recommends that investors consult with a competent financial and tax advisor regarding the IRAs before investing through them.

Anti-Money Laundering Compliance

        The Fund and its distributors are required to comply with various anti-money laundering laws and regulations. Consequently, the Fund or the Fund’s distributors may request additional information from you to verify your identity and source of funds. In compliance with the USA Patriot Act of 2001, please note that the transfer agent will verify certain information on your New Account Application as part of the Fund’s anti-money laundering program. As requested on the New Account Application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Please contact the transfer agent at 1-866-364-4ICM if you need additional assistance completing your New Account Application. If the Fund or the Fund’s distributors do not have reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until clarifying information is received. The Fund also reserves the right to close an account within five business days in clarifying information or documentation is not received. If at any time the Fund believes an investor may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, it may choose not to establish a new account or may be required to “freeze” a shareholder’s account. It also may be required to provide a governmental agency or another financial institution with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Fund or its distributors to inform the shareholder that it has taken the actions described above.

Householding

        To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-866-364-4ICM. We will begin sending you individual copies 30 days after receiving your request.

REDEEMING SHARES

How to Redeem (Sell) Shares by Mail

1.	Prepare a letter of instruction containing:

•	account number(s)

•	the amount of money or number of shares being redeemed

•	the name(s) on the account

•	daytime phone number

•	additional information that the Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC, in advance, at 1-866-364-4ICM if you have any questions.

2.	Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

3.	Have the signatures guaranteed in the following situations:

•	The redemption request includes a change of address;

•	The redemption request is in the amount of $100,000 or greater;

•	The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered; or

•	The redemption proceeds are to be sent to an address other than the address of record.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program. A notarized signature is not an acceptable signature guarantee.

4.	Send the letter of instruction to:

BY FIRST CLASS MAIL:

Intrepid Capital Management Funds Trust c/o U.S. Bancorp Fund Services, LLC Shareholder Services Center P.O. Box 701 Milwaukee, WI 53201-0701

BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL:

Intrepid Capital Management Funds Trust c/o U.S. Bancorp Fund Services, LLC 3rd Floor 615 East Michigan Street Milwaukee, WI 53202-5207

         Please do not send letters of instruction by overnight delivery service or express mail to the post office box address.

How to Redeem (Sell) Shares by Telephone

1.	Instruct USBFS that you want the option of redeeming shares by telephone. This can be done by completing the New Account Application. If you have already opened an account, you may write to USBFS requesting this option. When you do so, please sign the request exactly as your account is registered and have the signatures guaranteed. Shares held in individual retirement accounts cannot be redeemed by telephone.

2.	Assemble the same information that you would include in the letter of instruction for a written redemption request.

3.	Call USBFS at 1-866-364-4ICM. Please do not call the Fund or the Adviser.

How to Redeem (Sell) Shares through Servicing Agents

        If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

Redemption Price

        The redemption price per share you receive for redemption requests is the next determined net asset value after:

•	USBFS receives your written request in good order with all required information.

•	USBFS receives your authorized telephone request in good order with all required information.

        If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept redemption requests on behalf of the Fund, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day’s net asset value, and all redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s net asset value.

Payment of Redemption Proceeds

•	For those shareholders who redeem shares by mail, USBFS will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in good order with all required information.

•	For those shareholders who redeem by telephone, USBFS will either mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in good order, or transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by wire. USBFS generally wires redemption proceeds on the business day following the calculation of the redemption price. However, the Fund may direct USBFS to pay the proceeds of a telephone redemption on a date no later than the seventh day after the redemption request.

•	For those shareholders who redeem shares through Servicing Agents, the Servicing Agent will transmit the redemption proceeds in accordance with its redemption procedures.

Other Redemption Considerations

        When redeeming shares of the Fund, shareholders should consider the following:

•	The redemption may result in a taxable gain.

•	Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions will be subject to federal income tax withholding.

•	As permitted by the Investment Company Act, the Fund may delay the payment of redemption proceeds for up to seven days in all cases.

•	If you purchased shares by check or Electronic Funds Transfer, the Fund may delay the payment of redemption proceeds until it is reasonably satisfied the check and transfer of funds have cleared (which may take up to 15 days from the date of purchase).

•	USBFS will send the proceeds of telephone redemptions to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

•	The Fund reserves the right to refuse a telephone redemption request if it believes it is advisable to do so. The Fund and USBFS may modify or terminate their procedures for telephone redemptions at any time. Neither the Fund nor USBFS will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, you may find telephone redemptions difficult to implement. If a shareholder cannot contact USBFS by telephone, he or she should make a redemption request in writing in the manner described earlier.

•	USBFS currently charges a fee of $15 when transferring redemption proceeds to your designated bank account by wire.

•	If your account balance falls below $500, you will be given 60 days to make additional investments so that your account balance is $500 or more. If you do not, the Fund may close your account and mail the redemption proceeds to you.

•	While the Fund generally pays redemption requests in cash, the Fund reserves the right to pay redemption requests “in kind.” This means that the Fund may pay redemption requests entirely or partially with liquid securities rather than with cash. Shareholders who receive a redemption “in kind” may incur costs to dispose of such securities.

DIVIDENDS, DISTRIBUTIONS AND TAXES

        The Fund distributes substantially all of its net investment income at least quarterly and substantially all of its capital gains annually. You have two distribution options:

•	Automatic Reinvestment Option: Both dividend and capital gains distributions will be reinvested in additional Fund shares.

•	All Cash Option: Both dividend and capital gains distributions will be paid in cash.

•	If you elect to have distributions and or capital gains in cash, the Fund will automatically reinvest all distributions under $10 in additional shares of the Fund.

•	If an investor elects to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholders account at the Fund’s then current net asset value and to reinvest all subsequent distributions.

        You may make this election on the New Account Application. You may change your election by writing to U.S. Bancorp Fund Services, LLC or by calling 1-866-364-4ICM.

        The Fund’s distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains).

FINANCIAL HIGHLIGHTS

        As a newly organized fund, the Fund has no operating history.

PRIVACY POLICY

Intrepid Capital Management Funds Trust

        We collect the following nonpublic personal information about you:

•	information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•	information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history parties to transactions, cost basis information, and other financial information.

        We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

        In the event that you hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

        To learn more about the Intrepid Capital Fund you may want to read the Fund’s Statement of Additional Information (or “SAI”) which contains additional information about the Fund. The Fund has incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

        The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling 1-866-364-4ICM.

        Prospective investors and shareholders who have questions about the Fund may also call the above number or write to the following address:

Intrepid Capital Management Funds Trust c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701

        The general public can review and copy information about the Fund (including the SAI) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about this Fund is also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to:

Public Reference Section Securities and Exchange Commission Washington, D.C. 20549-0102

        Please refer to the Investment Company Act File No. 811-______ of the Fund when seeking information about the Fund from the Securities and Exchange Commission.

STATEMENT OF ADDITIONAL INFORMATION

Dated October ___, 2004

INTREPID CAPITAL FUND

3652 South Third Street
Suite 200
Jacksonville Beach, Florida 32250
(904) 246-3433

        This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus dated October __, 2004 of Intrepid Capital Management Funds Trust (the “Trust”). A copy of the Prospectus may be obtained without charge from the Trust at the address and telephone number set forth above.

i

        No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and Prospectus dated October ___, 2004 and, if given or made, such information or representations may not be relied upon as having been authorized by Intrepid Capital Management Funds Trust.

        This Statement of Additional Information does not constitute an offer to sell securities.

ii

FUND HISTORY AND CLASSIFICATION

        Intrepid Capital Management Funds Trust (the “Trust”), a Delaware statutory trust organized on ______________, 2004, is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently has a single portfolio: the Intrepid Capital Fund (the “Fund”). This Statement of Additional Information provides information about the Fund.

INVESTMENT RESTRICTIONS

        The Fund has adopted the following investment restrictions which are matters of fundamental policy. The Fund’s investment restrictions cannot be changed without approval of the holders of the lesser of (i) 67% of the Fund’s shares present or represented at a shareholder’s meeting at which the holders of more than 50% of such shares are present or represented or (ii) more than 50% of the outstanding shares of the Fund.

        1.     The Fund may not purchase securities of any issuer if the purchase would cause more than five percent of the value of the Fund’s total assets to be invested in securities of such issuer (except securities of the U.S. government or any agency or instrumentality thereof), or purchase more than ten percent of the outstanding voting securities of any one issuer, except that up to 50% of the Fund’s total assets may be invested without regard to these limitations.

        2.     The Fund may sell securities short or write put and call options to the extent permitted by the 1940 Act.

        3.     The Fund may not purchase securities on margin (except for such short term credits as are necessary for the clearance of transactions), except that the Fund may (i) borrow money to the extent permitted by the Act, as provided in Investment Restriction No. 4; (ii) purchase or sell futures contracts and options on futures contracts; (iii) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts; and (iv) write or invest in put or call options.

        4.     The Fund may borrow money or issue senior securities to the extent permitted by the 1940 Act.

        5.     The Fund may pledge, hypothecate or otherwise encumber any of its assets to secure its borrowings.

        6.     The Fund may not act as an underwriter or distributor of securities other than of its shares, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities.

        7.     The Fund may not make loans, including loans of securities, except the Fund may acquire debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors and the Fund may enter into repurchase agreements.

        8.     The Fund may not invest 25% or more of its total assets (as of the time of purchase) in securities of non-governmental issuers whose principal business activities are in the same industry.

        9.     The Fund may not make investments for the purpose of exercising control or acquiring management of any company.

        10.     The Fund may not invest in real estate or real estate mortgage loans or make any investments in real estate limited partnerships.

        11.     The Fund may not purchase or sell commodities or commodity contracts, except that the Fund may enter into futures contracts, options on futures contracts and other similar instruments.

        The Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Trust’s Board of Trustees without shareholder approval. These additional restrictions are as follows:

        1.     The Fund will not acquire or retain any security issued by a company, an officer or trustee of that is an officer or trustee of the Trust or an officer, trustee or other affiliated person of the Fund’s investment adviser.

        2.     The Fund will not invest more than 15% of the value of its net assets in illiquid securities.

        3.     The Fund will not purchase the securities of other investment companies, except: (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker’s commission. No purchases described in (b) and (c) will be made if as a result of such purchases (i) the Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of the Fund’s net assets would be invested in shares of any one registered investment company; and (iii) more than 10% of the Fund’s net assets would be invested in shares of registered investment companies.

        The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of the Fund’s fundamental restrictions will be deemed to have occurred. Any changes in the Fund’s investment restrictions made by the Board of Trustees will be communicated to shareholders prior to their implementation.

INVESTMENT CONSIDERATIONS

        The Fund’s prospectus describes its principal investment strategies and risks. This section expands upon that discussion and also describes non-principal investment strategies and risks.

Illiquid Securities

        The Fund may invest up to 15% of its net assets in securities for which there is no readily available market (“illiquid securities”). The 15% limitation includes certain securities whose disposition would be subject to legal restrictions (“restricted securities”). However, certain restricted securities that may be resold pursuant to Regulation S or Rule 144A under the Securities Act may be considered liquid. Regulation S permits the sale abroad of securities that are not registered for sale in the United States. Rule 144A permits certain qualified institutional buyers to trade in privately placed securities not registered under the Securities Act. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both ascertainable market values for Rule 144A securities and the ability to liquidate these securities to satisfy redemption requests. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities held by the Fund could adversely affect their marketability, causing the Fund to sell securities at unfavorable prices. The Board of Trustees of the Trust has delegated to Intrepid Capital Management, Inc. (the “Adviser”) the day-to-day determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Trustees has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors.

        Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. When registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price that prevailed when it decided to sell. Illiquid restricted securities will be priced at fair value as determined in good faith by the Board of Trustees.

Borrowing

        The Fund may borrow money for investment purposes, although it has no present intention of doing so. Borrowing for investment purposes is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Since substantially all of the Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value (“NAV”) per share of the Fund, when it leverages its investments, will increase more when the Fund’s portfolio assets increase in value and decrease more when the portfolio assets decrease in value than would otherwise be the case. Interest costs on borrowings may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. As required by the Act, the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund’s assets should fail to meet this 300% coverage test, the Fund will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage within three business days. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations would not favor such sales.

        In addition to borrowing for investment purposes, the Fund is authorized to borrow money from banks as a temporary measure for extraordinary or emergency purposes. For example, the Fund may borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio investments would be inconvenient or disadvantageous. To the extent such borrowings do not exceed 5% of the value of the Fund’s total assets at the time of borrowing and are promptly repaid, they will not be subject to the foregoing 300% asset coverage requirement.

Warrants and Convertible Securities

        The Fund may purchase rights and warrants to purchase equity securities. Investments in rights and warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Rights and warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Rights and warrants differ from call options in that rights and warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of rights (if traded independently) and warrants do not necessarily move parallel to the prices of the underlying securities. Rights and warrants involve the risk that the Fund could lose the purchase value of the warrant if the warrant is not exercised prior to its expiration. They also involve the risk that the effective price paid for the warrant added to the subscription price of the related security may be greater than the value of the subscribed security’s market price.

        The Fund may also invest in convertible securities (debt securities or preferred stocks of corporations which are convertible into or exchangeable for common stocks). The Adviser will select only those convertible securities for which it believes (i) the underlying common stock is a suitable investment for the Fund and (ii) a greater potential for total return exists by purchasing the convertible security because of its higher yield and/or favorable market valuation. Most of the Fund’s investment in convertible debt securities will be rated less than investment grade. Debt securities rated less than investment grade are commonly referred to as “junk bonds.”

High Yield Securities

        The Fund may invest in corporate debt securities, including bonds and debentures (which are long-term) and notes (which may be short or long-term). These debt securities may be rated investment grade by Standard & Poor’s Corporation (“Standard & Poor’s”) or Moody’s Investors Service, Inc. (“Moody’s”). Securities rated BBB by Standard & Poor’s or Baa by Moody’s, although investment grade, exhibit speculative characteristics and are more sensitive than higher rated securities to changes in economic conditions. The Fund may also invest in securities that are rated below investment grade. Investments in high yield securities (i.e., less than investment grade), while providing greater income and opportunity for gain than investments in higher-rated securities, entail relatively greater risk of loss of income or principal. Lower-grade obligations are commonly referred to as “junk bonds”. Market prices of high-yield, lower-grade obligations may fluctuate more than market prices of higher-rated securities. Lower grade, fixed income securities tend to reflect short-term corporate and market developments to a greater extent than higher-rated obligations which, assuming no change in their fundamental quality, react primarily to fluctuations in the general level of interest rates.

        The high yield market at times is subject to substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on high yield securities and their markets, as well as on the ability of securities’ issuers to repay principal and interest. Issuers of high yield securities may be of low creditworthiness and the high yield securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates the issuers of high yield securities may have greater potential for insolvency and a higher incidence of high yield bond defaults may be experienced.

        The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield security owned by the Fund defaults, the Fund may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of the market prices of high yield securities and the Fund’s net asset value. Yields on high yield securities will fluctuate over time. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and therefore tend to be more volatile than the market prices of securities which pay interest periodically and in cash.

        Certain securities held by the Fund, including high yield securities, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for the investor. Conversely, a high yield security’s value will decrease in a rising interest rate market, as will the value of the Fund’s net assets.

        The secondary market for high yield securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for the Fund to value accurately high yield securities or dispose of them. To the extent the Fund owns or may acquire illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

        Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. The Fund will report the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date. Further, the Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax law. Accordingly, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow to satisfy distribution requirements.

        Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Adviser monitors the issuers of high yield securities in the portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities’ liquidity so the Fund can meet redemption requests. To the extent that the Fund invests in high yield securities, the achievement of its investment objective may be more dependent on the Adviser’s credit analysis than would be the case for higher quality bonds. The Fund may retain a portfolio security whose rating has been changed.

Money Market Instruments

        The Fund may invest in cash and money market securities. The Fund may do so when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. The money market securities in which the Fund invests include U.S. Treasury Bills, commercial paper, commercial paper master notes and repurchase agreements.

        The Fund may invest in commercial paper or commercial paper master notes rated, at the time of purchase, A-1 or A-2 by Standard & Poor’s Trust or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

        Under a repurchase agreement, the Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the Fund’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve system or primary dealers of U.S. Government Securities. The Adviser will monitor the creditworthiness of each of the firms which is a party to a repurchase agreement with the Fund. In the event of a default or bankruptcy by the seller, the Fund will liquidate those securities (whose market value, including accrued interest, must be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to pay. However, liquidation could involve costs or delays and, to the extent proceeds from the sale of these securities were less than the agreed-upon repurchase price the Fund would suffer a loss. The Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the Fund to treat repurchase agreements that do not mature within seven days as illiquid for the purposes of its investments policies.

        The Fund may also invest in securities issued by other investment companies that invest in high quality, short-term debt securities (i.e., money market instruments). In addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, as a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company’s advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Fund’s shareholders.

American Depository Receipts

        The Fund may invest in American Depository Receipts (“ADRs”). ADRs evidence ownership of underlying securities issued by a foreign corporation. ADR facilities may be either “sponsored” or “unsponsored.” While similar, distinctions exist relating to the rights and duties of ADR holders and market practices. A depository may establish an unsponsored facility without the participation by or consent of the issuer of the deposited securities, although a letter of non-objection from the issuer is often requested. Holders of unsponsored ADRs generally bear all the costs of such facility, which can include deposit and withdrawal fees, currency conversion fees and other service fees. The depository of an unsponsored facility may be under no duty to distribute shareholder communications from the issuer or to pass through voting rights. Issuers of unsponsored ADRs are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the ADR. Sponsored facilities enter into an agreement with the issuer that sets out rights and duties of the issuer, the depository and the ADR holder. This agreement also allocates fees among the parties. Most sponsored agreements also provide that the depository will distribute shareholder notices, voting instruments and other communications. The Fund may invest in sponsored and unsponsored ADRs.

Other

        Although the Fund may sell securities short or write put or call options to the extent permitted by the 1940 Act, it has no present intention to do so. In addition, although the Fund may enter into futures contracts, options on futures contracts and other similar instruments, it has no present intention to do so.

PORTFOLIO TURNOVER

        The Fund is newly organized and, as of the date of this Statement of Additional Information, has no portfolio turnover history. The Fund does not actively trade for short-term profits, but when the circumstances warrant, securities may be sold without regard to the length of time held. The annual portfolio turnover rate indicates changes in the Fund’s portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year. High portfolio turnover in any year will result in the payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains.

TRUSTEES AND OFFICERS OF THE TRUST

        As a Delaware statutory trust, the business and affairs of the Trust are managed by its officers under the direction of its Board of Trustees.

Trustees’ and Officers’ Information

        Certain important information regarding each of the trustees and officers of the Trust (including their principal occupations for at least the last five years) is set forth below.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees*
Mark F. Travis	Trustee,	Newly	Mr. Travis has been employed as the	One	None
c/o Intrepid Capital Management	President	Elected	President of Intrepid Capital
Funds Trust	and		Management, Inc. since January 1995
3652 South Third Street	Treasurer		and as its CEO since June 2003.
Suite 200
Jacksonville Beach, FL 32250
Age 42
Independent Trustees**
Roy F. Clarke	Trustee	Newly	Mr. Clarke has owned and operated a	One	None
c/o Intrepid Capital Management		Elected	dentistry office since 1974.
Funds Trust
3652 South Third Street
Suite 200
Jacksonville Beach, FL 32250
Age 64

*	“Interested” trustees are trustees who are deemed to be “interested persons” (as defined in the Act) of the Trust. Mr. Travis is an interested trustee because of his ownership in the Adviser and because he is an officer of the Trust.

**	“Independent” trustees are trustees who are trustees who are not deemed to be “interested persons” (as defined in the Act) of the Trust.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees**
Peter R. Osterman, Jr	Trustee	Newly	Mr. Osterman has been the Chief	One	None
c/o Intrepid Capital Management		Elected	Executive Officer of W&O Supply, Inc.,
Funds Trust			a distribution company, since March
3652 South Third Street			2001. Prior to that, from March 2000
Suite 200
Jacksonville Beach, FL 32250			through March 2001, Mr. Osterman owned
Age 56			L.K. Erectors, Inc., a construction
company. From September 1999 through
March 2000, Mr. Osterman worked as a
Controller of Encompass Management Co.
and from March 1998 to September 1999,
he worked as a Controller at Media One.
Ed Vandergriff, Jr	Trustee	Newly	Mr. Vandergriff has been the President	One	None
c/o Intrepid Capital Management		Elected	of Development Catalysts, a real estate
Funds Trust			finance and development company, since
3652 South Third Street			2000. Prior to that, from 1981 to 2000,
Suite 200
Jacksonville Beach, FL 32250			Mr. Vandergriff worked as the Executive
Age 55			Vice President and Chief Financial
Officer of Haskell Company, a design
construction and development company
for commercial structures.

**	“Independent” trustees are trustees who are not deemed to be “interested persons” (as defined in the Act) of the Trust.

Equity Ownership of Trustees

        The Fund is newly organized, and as of the date of this Statement of Additional Information, no shares of the Fund have been issued to the Trustees.

Compensation

        The Trust is newly formed and, as of the date of this Statement of Additional Information, has not yet paid any compensation to any officer or non-interested Trustees. The Trust’s standard method of compensating the non-interested Trustees is to pay each such Trustee an annual retainer of $________ and a fee of $________ for each meeting of the Board of Trustees attended. The Trust also reimburses such Trustees for their reasonable travel expenses incurred in attending meetings of the Board of Trustees. The Trust does not provide pension or retirement benefits to its Trustees and officers. The aggregate compensation to be paid by the Trust to each officer or non-interested Trustee during the Trust’s fiscal period ending September 30 (estimating future payments based upon existing arrangements) is set forth below:

Name of Person, Position	Aggregate Compensation from Trust	Total Compensation from Trust Paid to Trustees
Non-Interested Trustees
Roy F. Clarke	________	________
Peter R. Osterman, Jr	________	________
Ed Vandergriff, Jr	________	________
Interested Trustees
Mark F. Travis	________	________

Committees

        The Trust’s Board of Trustees has created an Audit Committee, whose members are Messrs. Clarke, Osterman and Vandergriff. The primary functions of the Audit Committee are to select the independent auditors to be retained to perform the annual audit of the Fund, to review the results of the audit, to review the Trust’s internal controls and to review certain other matters relating to the Trust’s independent auditors and financial records. The Trust’s Board of Trustees has no other committees. The Audit Committee is newly formed and, as of the date of the Statement of Additional Information, has not yet met.

Trustee Approval of Investment Advisory Agreement

        In approving the investment advisory agreement entered into between the Trust and the Adviser with respect to the Fund (the “Advisory Agreement”) , the Board of Trustees considered a number of factors, including, but not limited to, the following:

•	the nature and quality of the services offered by the Adviser;

•	the personnel, operations and financial condition of the Adviser; and

•	the investment management capabilities, methodologies and performance of the Adviser.

        Based upon its review, the Board of Trustees concluded that the investment methodologies of the Adviser would fit with the Fund’s investment policies, and that the Adviser had the capabilities, resources and personnel necessary to manage the Fund effectively. Further, the Board of Trustees concluded that based on the services the Adviser would be required to render under the Advisory Agreement, that the compensation to be paid to the Adviser was fair and reasonable. Thus, the Board of Trustees concluded that it would be in the best interests of the Fund to enter into the Advisory Agreement.

        The benefits derived by the Adviser from soft dollar arrangements are described under the caption “Allocation of Portfolio Brokerage.” None of the trustees who are independent, or any members of their immediate family, own shares of the Adviser or companies, other than registered investment companies, controlled by or under common control with the Adviser.

Proxy Voting Policy

        The Fund has delegated proxy voting decisions on securities held in the Fund’s portfolio to the Adviser. The Adviser has adopted a Proxy Voting Policy that sets forth its proxy voting policy and related procedures. When the Adviser votes proxies for its clients, it generally follows the so-called “Wall Street Rule” (i.e., it votes as management recommends or sells the stock prior to the meeting). The Adviser believes that following the “Wall Street Rule” is consistent with the economic best interests of the Fund. Consistent with its duty of care, the Adviser monitors proxy proposals just as it monitors other corporate events affecting the companies in which the Fund invests.

        There may be instances where the interests of the Adviser may conflict or appear to conflict with the interests of the Fund. In such situations the Adviser will, consistent with its duty of care and duty of loyalty, vote the securities in accordance with its pre-determined voting policy, the “Wall Street Rule,” but only after disclosing any such conflict to the Trust’s Board of Trustees prior to voting and affording the Board the opportunity to direct the Adviser in the voting of such securities.

        After August 31, 2005, information on how the Fund voted proxies relating to its portfolio securities during the twelve-month period ending June 30, 2005 will be available at the Fund’s website at http://www._______________.com or the website of the SEC at http://www.sec.gov.

Code of Ethics

        The Trust and the Adviser have adopted a code of ethics pursuant to Rule 17j-1 under the Act. The code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Fund. The code of ethics prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.

OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

        The Fund will not commence operations until after _________, 2004.

INVESTMENT ADVISER, ADMINISTRATOR,
CUSTODIAN, TRANSFER AGENT, ACCOUNTING
SERVICES AGENT AND PRINCIPAL UNDERWRITER

The Adviser

        The investment adviser to the Fund is Intrepid Capital Management, Inc., 3652 South Third Street, Suite 200, Jacksonville Beach, FL 32250. The Adviser is a wholly-owned subsidiary of Intrepid Capital Corp.

        Pursuant to the Advisory Agreement, the Adviser furnishes continuous investment advisory services to the Fund. The Adviser supervises and manages the investment portfolio of the Fund and, subject to such policies as the Board of Trustees of the Trust may determine, directs the purchase or sale of investment securities in the day-to-day management of the Fund. Under the Advisory Agreement, the Adviser, at its own expense and without separate reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the Fund and maintaining their organization; bears all sales and promotional expenses of the Fund, other than distribution expenses paid by the Fund pursuant to the Fund’s Service and Distribution Plan, and expenses incurred in complying with the laws regulating the issue or sale of securities; and pays salaries and fees of all officers and trustees of the Trust (except the fees paid to trustees who are not officers of the Trust). For the foregoing, the Fund will pay the Adviser a monthly fee based on the Fund’s average daily net assets at the annual rate of 1.00% on the first $500 million of the Fund’s average daily net assets and 0.80% of the Fund’s average daily net assets in excess of $500 million.

        The Fund pays all of its expenses not assumed by the Adviser, including, but not limited to, the costs of preparing and printing its registration statements required under the Securities Act and the 1940 Act and any amendments thereto, the expenses of registering its shares with the SEC and in various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of trustee and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, brokerage commissions and expenses incurred in connection with portfolio transactions. The Trust also pays the fees of trustees who are not officers of the Trust, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian having custody of assets of the Fund, expenses of calculating NAVs and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars and share transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems relating thereto.

        Pursuant to the Advisory Agreement, the Adviser has undertaken to reimburse the Fund to the extent that its aggregate annual operating expenses, including the investment advisory fee, but excluding interest, dividends on short positions, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed that percentage of the average net assets of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of the Fund are qualified for sale or, if the states in which the shares of the Fund are qualified for sale impose no such restrictions, 3.00%. In addition, for the first fiscal year of the Fund ending September 30, 2005, the Adviser has agreed to reimburse the Fund to the extent necessary to ensure that total annual fund operating expenses do not exceed 1.95%.

        The Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser’s fee will be reduced by the amount of such excess (and if the amount of such excess in any month is greater than the monthly payment of the Adviser’s fee, the Adviser will pay the Fund the amount of such difference), subject to adjustment month by month during the balance of the Fund’s fiscal year if accrued expenses thereafter fall below this limit.

        The Advisory Agreement will remain in effect as long as its continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by the vote of a majority (as defined in the Act) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the trustees of the Trust who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it may be terminated at any time without the payment of any penalty by the Board of Trustees of the Trust or by vote of the majority of the Fund’s shareholders on 60 days’ written notice to the Adviser, and by the Adviser on the same notice to the Trust, and that it shall be automatically terminated if it is assigned.

        The Advisory Agreement provides that the Adviser shall not be liable to the Trust or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreement also provides that the Adviser and its officers, trustees and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

Administrator

        The administrator to the Trust is U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the “Administrator”). Pursuant to a Fund Administration Servicing Agreement entered into between the Trust and the Administrator relating to the Fund (the “Administration Agreement”), the Administrator maintains the books, accounts and other documents required by the Act, responds to shareholder inquiries, prepares the Fund’s financial statements and tax returns, prepares certain reports and filings with the SEC and with state Blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps up and maintains the Fund’s financial and accounting records and generally assists in all aspects of the Fund’ operations. The Administrator, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the Administration Agreements. For the foregoing, the Administrator will receive from the Fund a fee, paid monthly, at an annual rate of 0.08% for the first $300 million of the Fund’s average net assets, 0.07% for the next $500 million of the Fund’s average net assets and 0.04% of the Fund’s average net assets in excess of $800 million, plus reimbursement for out-of-pocket expenses. Notwithstanding the foregoing, the Administrator’s minimum annual fee is $40,000 for the Fund. The Administration Agreement will remain in effect until terminated by either party. The Administration Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees of the Trust upon the giving of 90 days’ written notice to the Administrator, or by the Administrator upon the giving of 90 days’ written notice to the Trust.

        Under the Administration Agreement, the Administrator shall exercise reasonable care and is not liable for any error or judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties under the Administration Agreement.

        The Fund is newly organized and, as of the date of this Statement of Additional Information, has not paid the Administrator any fees for administrative services.

Custodian

        U.S. Bank, N.A., an affiliate of U.S. Bancorp Fund Services, LLC, serves as custodian of the assets of the Fund pursuant to a Custody Agreement. Under the Custody Agreement, U.S. Bank, NA. has agreed to (i) maintain a separate account in the name of the Fund; (ii) make receipts and disbursements of money on behalf of the Fund; (iii) collect and receive all income and other payments and distributions on account of the Fund’s portfolio investments; (iv) respond to correspondence from shareholders, security brokers and others relating to its duties and; (v) make periodic reports to the Fund concerning the Fund’s operations.

Transfer Agent, Dividend Disbursing Agent and Fund Accountant

        U.S. Bancorp Fund Services, LLC also serves as transfer agent and dividend disbursing agent for the Fund under a Transfer Agent Agreement. As transfer and dividend disbursing agent, U.S. Bancorp Fund Services, LLC has agreed to (i) issue and redeem shares of the Fund, (ii) make dividend and other distributions to shareholders of the Fund, (iii) respond to correspondence by Fund shareholders and others relating to its duties, (iv) maintain shareholder accounts, and (v) make periodic reports to the Fund.

        In addition the Trust has entered into a Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC pursuant to which U.S. Bancorp Fund Services, LLC has agreed to maintain the financial accounts and records of the Fund and provide other accounting services to the Fund. For its accounting services, U.S. Bancorp Fund Services, LLC is entitled to receive fees from the Fund, payable monthly, based on the total annual rate of $30,000 for the first $100 million in average net assets of the Fund, 1.25% on the next $200 million of average net assets, and 0.75% on average net assets exceeding $300 million, plus reimbursement for out-of-pocket expenses.

Distributor

        Quasar Distributors, LLC, an affiliate of U.S. Bancorp Fund Services, LLC, acts as distributor for the Fund under a Distribution Agreement. Its principal business address is 615 East Michigan Street, Milwaukee, WI 53202. Quasar Distributors, LLC sells the Fund’s shares on a best efforts basis. Shares of the Fund are offered continuously.

        The Fund is newly organized and, as of the date of this Statement of Additional Information, has not paid the Distributor any fees for its services.

DETERMINATION OF NET ASSET VALUE

        The NAV of the Fund will normally be determined as of the close of regular trading (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for trading. The NYSE is open for trading Monday through Friday except New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, when any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The NYSE also may be closed on national days of mourning. The staff of the SEC considers the NYSE to be closed on any day when it is not open for trading the entire day. On those days the Fund may, but is not obligated to, determine its NAV.

        The per share net asset value of the Fund is determined by dividing the value of the Fund’s net assets (i.e. its assets less its liabilities) by the total number of its shares outstanding at that time. In determining the net asset value of the Fund’s shares, securities that are listed on national securities exchanges are valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities that are traded on the Nasdaq National Market or the Nasdaq Smallcap Market (collectively “Nasdaq traded securities”) are valued at the Nasdaq Official Closing Price (“NOCP”). Exchange-traded securities for which there were no transactions and Nasdaq traded securities for which there is no NOCP are valued at the most recent bid price. Other securities will be valued by an independent pricing service at the most recent bid price, if market quotations are readily available. Any securities for which there are no readily available market quotations and other assets will be valued at their value as determined in good faith by the Board of Trustees.

DISTRIBUTION OF SHARES

        The Trust has adopted a Service and Distribution Plan (the “Plan”). The Plan was adopted in anticipation that the Fund will benefit from the Plan through increased sale of shares, thereby reducing the Fund’s expense ratio and providing the Advisor greater flexibility in management. The Plan authorizes payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Fund’s average daily net assets. Amounts paid under the Plan by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including, but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. To the extent any activity is one which the Fund may finance without a plan pursuant to Rule 12b-1, the Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations.

        The Plan may be terminated by the Fund at any time by a vote of the trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the “Rule 12b-1 Trustees”) or by a vote of a majority of the outstanding shares of the Fund. Messrs. Clarke, Osterman and Vandergriff are currently the Rule 12b-1 Trustees. Any change in the Plan that would materially increase the distribution expenses of the Fund provided for in the Plan requires approval of the Board of Trustees, including the Rule 12b-1 Trustees, and a majority of the Fund’s shares.

        While the Plan is in effect, the selection and nomination of trustees who are not interested persons of the Trust will be committed to the discretion of the trustees of the Trust who are not interested persons of the Trust. The Board of Trustees of the Trust must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by the Distributor or officers of the Trust. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Trustees, including the Rule 12b-1 Trustees.

AUTOMATIC INVESTMENT PLAN AND TELEPHONE PURCHASES

        The Fund offers an automatic investment option pursuant to which money will be moved from a shareholder’s bank account to the shareholder’s Fund account on the schedule (e.g., monthly, bimonthly, or quarterly) the shareholder selects. The minimum amount required to open an account with an automatic investment plan is $7,500 and the minimum investment amount thereafter is $100 per month.

        The Fund offers a telephone purchase option pursuant to which money will be moved from a shareholder’s bank account to the shareholder’s Fund account upon request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members can be used for telephone transactions. To have Fund shares purchased at NAV determined as of the close of regular trading on a given date, U.S. Bancorp Fund Services, LLC must receive both the purchase order and payment by Electronic Funds Transfer through the ACH System before the close of regular trading on such date. Most transfers are completed the same business day. The minimum amount that can be transferred by telephone is $100.

REDEMPTION OF SHARES

        A shareholder’s right to redeem shares of the Fund will be suspended and the right to payment postponed for more than seven days for any period during which the NYSE is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (i) trading on the NYSE is restricted pursuant to rules and regulations of the SEC; (ii) the SEC has by order permitted such suspension; or (iii) such emergency, as defined by rules and regulations of the SEC, exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or fairly to determine the value of its net assets.

        The Fund imposes a 2% redemption fee on the value of shares redeemed less than 30 days after purchase. The redemption fee will not apply to (a) shares purchased through reinvested distributions (dividends and capital gains); (b) shares held in employer-sponsored retirement plans, such as 401(k) plans, but will apply to IRA accounts; or (c) through the systematic withdrawal plan. The redemption fee is designed to discourage short-term trading and any proceeds of the fee will be credited to the assets of the Fund.

        In calculating whether a redemption of the Fund’s shares is subject to a redemption fee, a shareholder’s holdings will be viewed on a “first in/first out” basis. This means that, in determining whether any fee is due, the shareholder will be deemed to have sold the shares he or she acquired earliest. The fee will be calculated based on the current NAV of the shares as of the redemption date.

SYSTEMATIC WITHDRAWAL PLAN

        An investor who owns shares of the Fund worth at least $______ at the current NAV may, by completing an application which may be obtained from the Trust or U.S. Bancorp Fund Services, LLC, create a Systematic Withdrawal Plan from which a fixed sum will be paid to the investor at regular intervals. To establish the Systematic Withdrawal Plan, the investor deposits Fund shares with the Trust and appoints the Trust as agent to effect redemptions of shares held in the account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to the investor out of the account. Fund shares deposited by the investor in the account need not be endorsed or accompanied by a stock power if registered in the same name as the account; otherwise, a properly executed endorsement or stock power, obtained from any bank, broker-dealer or the Trust is required. The investor’s signature should be Medallion guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor.

        The minimum amount of a withdrawal payment is $100. These payments will be made from the proceeds of periodic redemptions of shares in the account at NAV. Redemptions will be made in accordance with the schedule (e.g., monthly, bimonthly, quarterly or yearly, but in no event more frequently than monthly) selected by the investor. If a scheduled redemption day is a weekend day or a holiday, such redemption will be made on the next preceding business day. Establishment of a Systematic Withdrawal Plan constitutes an election by the investor to reinvest in additional Fund shares, at NAV, all income dividends and capital gains distributions payable by the Fund on shares held in such account, and shares so acquired will be added to such account. The investor may deposit additional Fund shares in his account at any time.

        Withdrawal payments cannot be considered as yield or income on the investor’s investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the Fund’s portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the investor’s account.

        The investor may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee’s address, by notifying U.S. Bancorp Fund Services, LLC in writing 30 days prior to the next payment.

ALLOCATION OF PORTFOLIO BROKERAGE

General

        The Fund’s securities trading and brokerage policies and procedures are reviewed by and subject to the supervision of the Trust’s Board of Trustees. Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Trust’s Board of Trustees. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraphs. Many of these transactions involve payment of a brokerage commission by the Fund. In some cases, transactions are with firms who act as principals of their own accounts. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser’s evaluation of the broker’s efficiency in executing and clearing transactions, block trading capability (including the broker’s willingness to position securities) and the broker’s reputation, financial strength and stability. The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e. “markups” when a market maker sells a security and “markdowns” when the market maker purchases a security). In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly. The Fund may place portfolio orders with broker-dealers who recommend the purchase of Fund shares to clients (if the Adviser believes the commissions and transaction quality are comparable to that available from other brokers) and may allocate portfolio brokerage on that basis.

        In allocating brokerage business for the Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm’s analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser’s own efforts in the performance of its duties under the Advisory Agreements. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreements provide that the Adviser may cause the Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser’s overall responsibilities with respect to the Fund and the other accounts as to which it exercises investment discretion.

Brokerage Commissions

        The Fund is newly organized and, as of the date of this Statement of Additional Information, has not paid any brokerage commissions.

TAXES

        This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in the Fund.

Taxation as Regulated Investment Company

        The Fund intends to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

        In order to qualify as a regulated investment company under Subchapter M, the Fund must have at least 90% of its annual gross income derived from qualified sources and the Fund must have at least 50% of its assets invested in qualified assets for each quarter during a fiscal year, in addition to meeting other code requirements.

        If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

Tax Character of Distributions and Redemptions

        The Fund intends to distribute substantially all of its net investment income and net capital gain each fiscal year. Dividends from net investment income and short-term capital gains are taxable to investors as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to dividend income), while distributions of net long-term capital gains are taxable as long-term capital gain regardless of the shareholder’s holding period for the shares. Distributions from the Fund are taxable to investors, whether received in cash or in additional shares of the Fund.

        Any dividend or capital gain distribution paid shortly after a purchase of shares of the Fund, will have the effect of reducing the per share NAV of such shares by the amount of the dividend or distribution. Furthermore, if the NAV of the shares of the Fund immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him or her.

        Redemption of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

Backup Withholding

        The Fund may be required to withhold Federal income tax at a rate of 28% (“backup withholding”) from dividend payments and redemption proceeds if a shareholder fails to furnish the Fund with his or her social security or other tax identification number and certify under penalty of perjury that such number is correct and that he or she is not subject to backup withholding due to the under reporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

SHAREHOLDER MEETINGS AND ELECTION OF TRUSTEES

        As a Delaware statutory trust, the Trust is not required to hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Trust, however, must hold shareholder meetings for such purposes as, for example: (i) approving certain agreements as required by the 1940 Act; (ii) changing fundamental investment restrictions of the Fund; and (iii) filling vacancies on the Board of Trustees in the event that less than a majority of the Board of Trustees were elected by shareholders. The Trust expects that there will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. At such time, the Trustees then in office will call a shareholders meeting for the election of Trustees. In addition, the shareholders may remove any Trustee at any time, with or without cause, by vote of not less than a majority of the shares then outstanding. Trustees may appoint successor Trustees.

CAPITAL STRUCTURE

Shares of Beneficial Interest

        The Trust will issue new shares at its most current NAV. The Trust is authorized to issue an unlimited number of shares of beneficial interest. The Trust has registered an indefinite number of Fund shares under Rule 24f-2 of the 1940 Act. Each share has one vote and is freely transferable; shares represent equal proportionate interests in the assets of the Fund only and have identical voting, dividend, redemption, liquidation and other rights. The shares, when issued and paid for in accordance with the terms of the Prospectus, are deemed to be fully paid and non-assessable. Shares have no preemptive, cumulative voting, subscription or conversion rights. Shares can be issued as full shares or as fractions of shares. A fraction of a share has the same kind of rights and privileges as a full share on a pro-rata basis.

Additional Series

        The Trustees may from time to time establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

DESCRIPTION OF SECURITIES RATINGS

        The Fund may invest in commercial paper and commercial paper master notes assigned ratings of either Standard & Poor’s Trust (“Standard & Poor’s”) or Moody’s Investors Service, Inc. (“Moody’s”). A brief description of the ratings symbols and their meanings follows.

Standard & Poor’s Commercial Paper Ratings

        A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The categories rated A-3 or higher are as follows:

        A-1.    This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

        A-2.    Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designed “A-1".

        A-3.    Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

Moody’s Short-Term Debt Ratings.

        Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

        Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

        Prime-1.    Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges end high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

        Prime-2.    Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        Prime-3.    Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

        The Fund may invest in debt securities of foreign countries rated AAA or AA by Standard & Poor’s.

Standard & Poor’s Ratings For Corporate Bonds

AAA	Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A	Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC,C	Debt rated “BB,” “B,” “CCC,” “CC” and “C” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and “C” the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposure to adverse conditions.

BB	Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which would lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB”or “BBB-” rating.

B	Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB-”rating.

CCC	Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B-" rating.

CC	The rating “CC” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” or “CCC-” rating.

C	The rating “C” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CC” or “CC-” debt rating. The “C” rating may be used to cover a situation where bankruptcy petition has been filed, but debt service payments are continued.

Moody’s Ratings for Bonds

Aaa	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.”Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time many be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

INDEPENDENT ACCOUNTANTS

        [NAME AND ADDRESS] has been selected as the independent accountant for the Fund, whose services include auditing the Fund’s financial statements.

FINANCIAL STATEMENTS

        The following financial statements for the Fund are attached hereto:

•	Independent Auditors' Report

•	Statement of Assets and Liabilities

•	Statement of Operations

•	Notes to the Financial Statements

INDEPENDENT AUDITORS’ REPORT

To the Shareholders and Board of Trustees
   of Intrepid Capital Management Funds Trust:

        [Form Only.] [We have audited the accompanying statement of assets and liabilities of Intrepid Capital Fund (the “Fund”), a series of Intrepid Capital Management Funds Trust, as of ________ ___, 2004, and the related statement of operations for the period from _______ ___, 2004 (commencement of operations) to _______ ___, 2004. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

        We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of cash owned as of _______ ___, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Intrepid Capital Fund as of ________ ___, 2004 and the results of its operations for the period _______ ___, 2004 (commencement of operations) to _______ ___, 2004, in conformity with accounting principles generally accepted in the United States of America. ]

[Place of issuance] _______ ___, 2004

INTREPID CAPITAL MANAGEMENT FUNDS TRUST

INTREPID CAPITAL FUND

[Form Only] Statement of Assets and Liabilities

_______ ___, 2004

ASSETS:
Cash	$

Offering costs	$

$

LIABILITIES:
Offering costs payable	$

Net Assets	$

NET ASSETS - Applicable to [10,000] shares	$

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING
PRICE PER SHARE (net assets divided by [10,000] shares)	$

The accompanying notes to the financial statement are an integral part of this statement.

INTREPID CAPITAL MANAGEMENT FUNDS TRUST

INTREPID CAPITAL FUND

[Form Only] Statement of Operations

_______ ___, 2004

Organizational Costs	$

Net Investment Loss	$

The accompanying notes to the financial statement are an integral part of this statement.

INTREPID CAPITAL MANAGEMENT FUNDS TRUST

INTREPID CAPITAL FUND

[Form Only] Notes to Financial Statements

1.	Intrepid Capital Management Funds Trust (the “Trust”), which consists solely of the Intrepid Capital Fund (the “Fund”), was formed under the laws of the state of Delaware on _______ ___, 2004. The Trust has had no operations through _______ ___, 2004 other than those relating to organizational matters and the sale and issuance of [10,000] shares of beneficial interests in the Fund to ___________________________. The Trust is an open-end non-diversified management investment company registered under the Investment Company Act of 1940 (the “1940 Act”).

2.	The Trust has an agreement with Intrepid Capital Management, Inc. (the “Adviser”), with whom certain officers and trustees of the Trust are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee based on the Fund’s average daily net assets at the annual rate of 1.00% on the first $500 million and 0.80% on the Fund’s average daily net assets in excess of $500 million.

3.	Under the investment advisory agreement, if the aggregate annual operating expenses (including the investment advisory fee and the administration fee but excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities and extraordinary items) exceed 3.00%, the Adviser will reimburse the Fund for the amount of such excess.

4.	Organization costs consist of costs incurred to establish the company and enable it legally to do business. The Fund expenses organization costs as incurred. Fees related to preparing the Fund’s initial registration statement are offering costs. Offering costs are accounted for as a deferred charge until operations begin. Offering costs are then amortized to expense over twelve months on a straight-line basis.

It is the policy of the Fund to distribute all taxable income to shareholders and to otherwise continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision has been made for federal income tax.

PART C

OTHER INFORMATION

Item 23.	Exhibits

(a)	(1) Certificate of Trust.

(2) Agreement and Declaration of Trust.

(b)	Bylaws.

(c)	See relevant portions of Certificate of Trust, Agreement and Declaration of Trust and Bylaws.

(d)	Form of Investment Advisory Agreement with Intrepid Capital Management, Inc.

(e)	Form of Distribution Agreement with Quasar Distributors, LLC.

(f)	None.

(g)	Form of Custody Agreement with U.S. Bank, N.A.

(h)	(1) Form of Fund Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC.

(2) Form of Transfer Agent Agreement with U.S. Bancorp Fund Services, LLC.

(i)	Form of Opinion of Foley & Lardner LLP.

(j)	Consent of Auditor(1).

(k)	None.

(l)	Form of Subscription Agreement.

(m)	Form of Service and Distribution Plan.

(n)	None.

(o)	Reserved.

(p)	Code of Ethics of Registrant and Intrepid Capital Management, Inc.

(1)      To be filed by amendment.

Item 24.	Persons Controlled by or under Common Control with Registrant

        Registrant is controlled by ___________________. Registrant neither controls any person nor is any person under common control with Registrant.

Item 25.	Indemnification

        Reference is made to Article VI in the Registrant’s Agreement and Declaration of Trust, which is incorporated by reference herein. In addition to the indemnification provisions contained in the Registrant’s Agreement and Declaration of Trust, there are also indemnification and hold harmless provisions contained in the Investment Advisory Agreement, Distribution Agreement, Custodian Agreement and Administration Agreement. The general effect of the indemnification available to an officer or trustee may be to reduce the circumstances under which the officer or trustee is required to bear the economic burden of liabilities and expenses related to actions taken by the individual in his or her capacity as an officer or trustee.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 26.	Business and Other Connections of Investment Adviser

        Incorporated by reference to the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

Item 27.	Principal Underwriters

        (a)     To the best of the Registrant’s knowledge, Quasar Distributors, LLC also acts as a principal underwriter for the following other investment companies:

Investment Company	Investment Company
Advisor Series Trust	Investec Funds

AHA Investment Funds	Jacob Internet Fund

Al Frank Fund	Kenwood Funds

Alpha Analytics Investment Trust	Kit Cole Investment Trust

Alpine Equity Trust	Light Revolution Fund, Inc.

Investment Company	Investment Company
Alpine Series Trust	LKCM Funds

Alternative Investment Advisors Alpha Strategies 1 Fund	Matrix Asset Advisor Value Fund, Inc.

Blue & White Fund (Blue and White Investment Management, LLC	Monetta Fund, Inc.

Brandes Investment Trust, Brandes Institutional	Monetta Trust

Brandywine Advisors Fund, Inc.	MUTUALS.com, The Generation Wave Funds, VICE Fund

Brazos Mutual Funds	MW Capital Management Funds

Builders Fixed Income Fund, Inc.	Optimum Q Funds (MDT Advisers, Inc.)

CCM Advisors Funds	PIC Investment Trust Funds

CCMA Select Investment Trust	Professionally Managed Portfolios (PMP)

Country Mutual Funds Trust	Purisima Funds

Cullen Funds Trust	Quintara Funds

DAL Investment Company	Rainier Funds

Dessauer Fund Group, The Dessauer Global Equity Fund	SEIX Funds, Inc.

Dow Jones Islamic Index	Stancell Social Fund

Everest Funds	The Hennessy Funds, Inc.

FFTW Funds, Inc.	The Hennessy Mutual Funds, Inc.

First American Funds, Inc.	The Jensen Portfolio, Inc.

First American Insurance Portfolios, Inc.	The Lindner Funds

First American Investment Funds, Inc.	The Teberg Fund

First American Strategy Funds, Inc.	Thompson Plumb Funds, Inc.

Fort Pitt Capital Funds	TIFF Investment Program, Inc.

Glenmede Fund, Inc.	TT International U.S.A. Master Trust

Harding Loevner Funds, Inc.	Wexford Trust, The Muhlenkamp Fund

Hollencrest (AST)	Zodiac Trust, Conning Money Market Portfolio

International Equity Fund

        (b)     To the best of the Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address(1)	Positions and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike	President Board Member	None
Donna J. Berth	Treasurer	None
Joe Redwine	Board Member	None
Bob Kern	Board Member	None
Eric W. Falkeis	Board Member	None

(1)	The address of each of the foregoing is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

        (c)     The Registrant is newly organized and, as of the date of the filing of this Registration Statement on Form N-1A, Quasar Distributors, LLC has not received any compensation from the Registrant.

Item 28.	Location of Accounts and Records

        The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant and Registrant’s Administrator as follows: the documents required to be maintained by paragraphs (5), (6), (7), (10) and (11) of Rule 31a-1(b) will be maintained by the Registrant at 3652 South Third Street, Suite 200, Jacksonville Beach, Florida; and all other records will be maintained by the Registrant’s Administrator, U.S. Bancorp Fund Services, LLC at 615 East Michigan Street, Milwaukee, Wisconsin.

Item 29.	Management Services

        All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30.	Undertakings

        Registrant undertakes to provide its Annual Report to shareholders upon request without charge to any recipient of a Prospectus.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jacksonville Beach and State of Florida on the 9th day of August, 2004.

INTREPID CAPITAL MANAGEMENT FUNDS TRUST
(Registrant)
By:	/s/ Mark F. Travis
Mark F. Travis, President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Name	Title	Date
/s/ Mark F. Travis	President and Treasurer (Principal Executive,	August 9, 2004
Mark F. Travis	Financial and Accounting Officer) and Trustee
/s/ Roy F. Clarke	Trustee	August 2, 2004
Roy F. Clarke
/s/ Peter R. Osterman, Jr.	Trustee	August 3, 2004
Peter R. Osterman, Jr.
/s/ Ed Vandergriff, Jr.	Trustee	August 2, 2004
Ed Vandergriff, Jr.

EXHIBIT INDEX

Exhibit No.	Exhibit

(a)	(1) Certificate of Trust.

(2) Agreement and Declaration of Trust.

(b)	Bylaws.

(c)	See relevant portions of Certificate of Trust, Agreement and Declaration of Trust and Bylaws.

(d)	Form of Investment Advisory Agreement with Intrepid Capital Management, Inc.

(e)	Form of Distribution Agreement with Quasar Distributors, LLC.

(f)	None.

(g)	Form of Custody Agreement with U.S. Bank, N.A.

(h)	(1) Form of Fund Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC.

(2) Form of Transfer Agent Agreement with U.S. Bancorp Fund Services, LLC.

(i)	Form of Opinion of Foley & Lardner LLP.

(j)	Consent of Auditor(1).

(k)	None.

(l)	Form of Subscription Agreement.

(m)	Form of Service and Distribution Plan.

(n)	None.

(o)	Reserved.

(p)	Code of Ethics of Registrant and Intrepid Capital Management, Inc.

(1)      To be filed by amendment.